                  AMENDMENT NO. 1 TO AMENDED, MODIFIED AND RESTATED
                                MASTER LEASE AGREEMENT


     THIS AMENDMENT NO. 1 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT is dated as of April 22, 1996 (the "AMENDMENT NO. 1"), is between

     JACKSONVILLE FUNDING ENTERPRISES, LLC, a Delaware limited liability company and successor in interest to Jacksonville Funding Corporation (the "LESSOR") ; and

     MICHAELS STORES, INC., a Delaware corporation (the "LESSEE"); and

     amends that certain Amended, Modified and Restated Master Lease Agreement dated as of December 18, 1995 (the "ORIGINAL LEASE AGREEMENT") between Jacksonville Funding Corporation (a corporation which merged into the Lessor with the Lessor being the surviving entity of such merger) and the Lessee.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The second line of the first paragraph in the Original Lease Agreement is amended by deleting "December , 1995" therefrom and inserting "December 18, 1995" in place of such deleted reference.

     2. Section 11.02(b) in the Original Lease Agreement is deleted in its entirety and replaced by the following:

     "(b) FIXED CHARGES COVERAGE RATIO. Lessee will not permit the Fixed Charges Coverage Ratio at any time during the first three fiscal quarters in fiscal year 1996 to be less than 1.00 to 1.00, and, in the fourth fiscal quarter in fiscal year 1996 and at all times thereafter, to be less than
     1.15 to 1.00. $64,400,000 of the provision established in the fiscal quarter ending July 30, 1995 for inventory markdowns and other charges shall be added to pretax consolidated income of the Lessee for the fiscal quarter ending July 30, 1995 only for purposes of determining compliance with the covenant contained in this Section for the fiscal quarter ending April 28, 1996 only."

     3. Section 11.02(d) in the Original Lease Agreement is deleted in its entirety and replaced by the following:

          "(d) MODIFIED LEVERAGE RATIO. Lessee will not permit the ratio, measured at the end of each quarter, of (i) Adjusted Total Debt to (ii) the sum of (A) consolidated income of Lessee and its Subsidiaries before income taxes for the preceding twelve month period (excluding extraordinary cash gains or losses for the preceding twelve month period), plus

     (B) interest expense or the preceding twelve month period, plus (C) operating lease expense for the preceding twelve month period, plus (D) depreciation and amortization expense for the preceding twelve month period, at any time to be greater than six (6) to one (l). $64,400,000 of the provision established in the fiscal quarter ending July 30, 1995 for inventory markdowns shall be added to pretax consolidated income of the Lessee for fiscal quarter ending July 30, 1995 only for purposes of determining compliance with the covenant contained in this Section for the fiscal quarter ending April 28, 1996 only."

     4. The definition of "Fixed Charges" in APPENDIX A to the Original Lease Agreement is deleted in its entirety and replaced by the following:

     ""Fixed Charges" shall mean for Lessee and its Subsidiaries as of any determination date for the preceding 12-month period, the sum of (a) interest expense for such period plus (b) operating lease expense for such period all as determined and consolidated in accordance with GAAP, plus (c) capital expenditures (other than capital lease obligations incurred from time to time for point-of-sale equipment and store systems, and services and equipment supporting this equipment and systems not to exceed $32,000,000 in the aggregate throughout the term of this Lease)."

     5. The definition of "Fixed Charges Coverage Ratio" in APPENDIX A to the Original Lease Agreement is deleted in its entirety and replaced by the following:

          ""Fixed Charges Coverage Ratio" shall mean for Lessee and its Subsidiaries as of any determination date for the preceding 12-month period, the ratio of (a) the sum of (i) consolidated income of Lessee and its Subsidiaries before income taxes for such period (excluding extraordinary cash gains or losses for such period), plus (ii) interest expense for such period plus (iii) operating lease expense for such period, plus (iv) depreciation and amortization for such period to (b) Fixed Charges."

     6. The definition of "LIBOR Rate" in APPENDIX A to the Original Lease Agreement is deleted in its entirety and replaced by the following:

     ""LIBOR Rate" shall mean the sum of (a) the applicable percentage referenced in the pricing grid set forth immediately after this paragraph plus (b) the interest rate per annum (rounded upwards, if necessary to the nearest one-sixteenth of one percent) which is the quotient of (A) the rate per annum at which dollar deposits in immediately available funds are offered to NationsBank two Business Days before the first day of such applicable Payment Period by prime banks in the interbank Eurodollar market as at or about 11:00 A.M., Dallas, Texas time, for delivery on the first day of such applicable Rent Payment Period, for the number of days comprised therein and in an amount equal to the aggregate amount bearing such interest rate to be outstanding for such applicable Rent Payment Period, divided by (3) the remainder of 1.00 MINUS the Eurodollar Reserve Percentage applicable to such amounts.

                             PRICING GRID FOR LIBOR RATE

                                        Per Annum Spread for
                                        subsection (a) of "LIBOR Rate"
Fixed Charges Coverage Ratio            definition
Less than 1.75 to 1.00                  1.40%

Greater than or equal to 1.75
to 1.00                                 0.90%"

     7. The definition of "Total Debt" in APPENDIX A to the Original Lease Agreement is deleted in its entirety and replaced by the following:

          ""Total Debt" shall mean, as of the date of any determination thereof, with respect to Lessee and its Subsidiaries, (i) all indebtedness, direct or indirect, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (iii) all indebtedness under any lease which, under GAAP, is required to be capitalized for balance sheet purposes provided that notwithstanding the reporting requirements of GAAP, in no event will any tax retention operating lease which is provided for in the Operative Documents be considered a capital lease for financial or other covenant compliance and provided, further, that this definition of "Total Debt" shall also exclude capital lease obligations incurred from time to time for point-of-sale equipment and store systems, and services and equipment supporting this equipment and systems not to exceed $32,000,000 in the aggregate throughout the term of this Lease, (iv) all guaranties, endorsements, assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness of others, (v) all contingent obligations (as defined in accordance with GAAP) of any type whatsoever and (vi) all indebtedness secured by any mortgage, pledge, security interest or lien existing on property owned by any of Lessee and its Subsidiaries, whether or not the indebtedness secured thereby shall have been assumed by any of Lessee and its Subsidiaries; provided that under no circumstances shall trade payables of Lessee and its Subsidiaries incurred in the ordinary course of business be included in this definition of "Total Debt"."

     8. The definition of "Total Liabilities" in APPENDIX A to the Original Lease Agreement is deleted in its entirety and replaced by the following:

          ""Total Liabilities" shall mean, as of the date of any determination thereof, the aggregate (after eliminating intercompany items) of all liabilities of Lessee and its Subsidiaries determined in accordance with GAAP (including capitalized leases). Notwithstanding anything contained herein or in the other Operative Documents to the contrary, such term shall include all guaranties and liabilities relating to letters of credit (other than commercial letters of credit) without duplication for liabilities related to workmen's compensation."

     9. The Lessee represents and warrants that (a) this Amendment No. 1 constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Lease Event of Default after giving effect to this Amendment No. 1, (c) its representations and warranties set forth in the Original Lease Agreement and the other Operative Documents are true and correct on the date hereof after giving effect to this Amendment No. 1, (d) it has complied with all agreements and conditions to be complied with by it under the Original Lease Agreement and the other Operative Documents by the date hereof, (e) the Original Lease Agreement, as amended hereby-and the other Operative Documents remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Lessee in connection with the execution of this Amendment No. 1.

     10. The Lessee shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lessor, the Agent to the Lenders and the Co-Agent to the Lenders as any such Person or any Lender may deem reasonably necessary or appropriate in connection with this Amendment No. 1.

     11. Except as hereby modified, the terms and conditions of the Original Lease Agreement remain in full force and effect.

     12. This Amendment No. 1 has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance; PROVIDED, notwithstanding the foregoing, to the extent relating to the creation and perfection of liens on real estate in the State of Florida or any other state, this Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of Florida or such other state.

     13. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     14. All capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Original Lease Agreement and/or APPENDIX A thereto.

                               (Signature page follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the above-written date.


                                             JACKSONVILLE FUNDING ENTERPRISES,
                                             LLC, as a successor in interest to
                                             Jacksonville Funding Corporation,
                                             by its members

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-1

                                             By /s/  Val T. Orton
                                               ---------------------------------

                                             Title   Vice President
                                                  ------------------------------

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-2

                                             By /s/  Val T. Orton
                                               ---------------------------------

                                             Title   Vice President
                                                  ------------------------------

                                             MICHAELS STORES, INC.


                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender



By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender


By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the above-written date.


                                             JACKSONVILLE FUNDING ENTERPRISES,
                                             LLC, as a successor in interest to
                                             Jacksonville Funding Corporation,
                                             by its members

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-1

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-2

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             MICHAELS STORES, INC.


                                             By  /s/ K.L. Magnuson
                                               ---------------------------------

                                             Title     Vice President
                                                  ------------------------------

ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender


By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender


By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the above-written date.


                                             JACKSONVILLE FUNDING ENTERPRISES,
                                             LLC, as a successor in interest to
                                             Jacksonville Funding Corporation,
                                             by its members

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-1

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-2

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             MICHAELS STORES, INC.


                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender


By  /s/ Delaney Burgdoerfer
  ---------------------------------

Title     VP
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender


By
  ---------------------------------

Title
     ------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the above-written date.


                                             JACKSONVILLE FUNDING ENTERPRISES,
                                             LLC, as a successor in interest to
                                             Jacksonville Funding Corporation,
                                             by its members

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-1

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             By First Security Bank of Utah,
                                             N.A., as Owner Trustee for Michaels
                                             Stores Trust 1995-2

                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------

                                             MICHAELS STORES, INC.


                                             By
                                               ---------------------------------

                                             Title
                                                  ------------------------------


ACKNOWLEDGED AND AGREED:

NATIONSBANK OF TEXAS, N.A., as Agent
to the Lenders and as a Lender


By
  ---------------------------------

Title
     ------------------------------


CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender


By  Robert Ivosevich
  ---------------------------------

Title     ROBERT IVOSEVICH
          SENIOR VICE PRESIDENT
     ------------------------------


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